UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2005

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14841 (Commission File Number)	84-1352233 (I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000 (Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

The information included in Items 2.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM 2.03. Creation of a Direct Financial Obligation

On December 30, 2005, MarkWest Hydrocarbon, Inc. (the “Company”), as Borrower, the undersigned Guarantors, Royal Bank of Canada, as Administrative Agent for the Lenders, and the undersigned L/C Issuers and Lenders entered into the Third Amendment to Credit Agreement (the “Agreement”).

Reference is made to the Credit agreement dated October 25, 2004 where MarkWest Hydrocarbon, Inc., as the borrower, Royal Bank of Canada, as Administrative Agent, and RBC Capital Markets, as Lead Arranger and Sole Bookrunner, entered into a Senior Credit Facility for $25,000,000.  The first amendment dated October 17, 2005, and the second amendment dated November 15, 2005, were included in Current Form 8-K filings as required.  The third amendment extended the term of the revolving credit facility to January 31, 2006, and reduced the lending amount from $16.0 million to $13.5 million, of which $6.0 million of availability is committed to a letter of credit, leaving $7.5 million available for revolving loans.  If the revolving credit is converted into a term loan, the term will be extended to December 29, 2006.

Text of Agreements.  The full text of third amendment to the credit agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

ITEM 8.01 Other Events

On December 29, 2005, MarkWest Energy Operating Company, L.L.C., as the borrower, MarkWest Energy Partners L.P., (the “Partnership” or “MarkWest Energy Partners”), a consolidated subsidiary of MarkWest Hydrocarbon, Inc., as a Guarantor, Royal Bank of Canada as Administrative Agent, Bank One NA, as Syndication Agent, Fortis Capital Corp., U.S. Bank National Association, Societe Generale, and Wachovia Bank, National Association, as Documentation Agents, RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, entered into the fifth amended and restated credit agreement (“Partnership Credit Facility”), which provides for a maximum lending limit of  $615.0 million for a five-year term.  The credit facility includes a revolving facility of $250.0 million and a $365.0 million term loan.  The credit facility is guaranteed by the Partnership and all of the Partnership’s subsidiaries and is collateralized by substantially all of the Partnership’s assets and those of its subsidiaries.  The borrowings under the credit facility bear interest at a variable interest rate, plus basis points.  The variable interest rate in typically based on the London Inter Bank Offering Rate (“LIBOR”); however, in certain borrowing circumstances the rate would be based on the higher of a) the Federal Funds Rate plus 0.5-1%, and b) a rate set by the Facility’s administrative agent, based on the U.S. prime rate.  The basis points correspond to the ratio of the Partnership’s Consolidated Senior Debt (as defined in the Partnership Credit Facility) to Consolidated EBITDA (as defined in the Partnership Credit Facility), ranging from 0.50% to 1.50% for Base Rate loans, and 1.50% to 2.50% for Eurodollar Rate loans.  The basis points will increase by 0.50% during any period (not to exceed 270 days) where the Partnership makes an acquisition for a purchase price in excess of $50.0 million (“Acquisition Adjustment Period”).

Under the provisions of the Partnership Credit Facility, the Partnership is subject to a number of restrictions on its business, including restrictions on its ability to grant liens on assets; make or own certain investments; enter into any swap contracts other than in the ordinary course of business; merge, consolidate or sell assets; incur indebtedness (other than subordinated indebtedness); make distributions on equity investments; declare or make, directly or indirectly, any restricted payments.

The Partnership Credit Facility also contains covenants requiring the Partnership to maintain:

•                  a ratio of not less than 2.00 to 1.00 of consolidated EBITDA to consolidated interest expense for any fiscal quarter-end increasing to 3.00 to 1.00 upon the first to occur of September 30, 2006 or the first fiscal quarter-end following the Partnership raising at least $175.0 million in aggregate proceeds from equity offerings;

•                  a ratio of not more than 6.50 to 1.00 of total consolidated debt to consolidated EBITDA for any fiscal quarter-end decreasing to 5.25 to 1.00 upon the first to occur of September 30, 2006 or the first fiscal quarter-end following the Partnership raising at least $175.0 million in aggregate proceeds from equity offerings;

•                  a ratio of not more than 4.75 to 1.00 of Consolidated senior debt to consolidated EBITDA for any fiscal quarter-end decreasing to 3.75 to 1.00 upon the first to occur of September 30, 2006 or the first fiscal quarter-end following the Partnership raising at least $175.0 million in aggregate proceeds from equity offerings and

•                  Both the total debt and senior debt ratios contain adjustment clauses during any Acquisition Adjustment Period.

These covenants are used to calculate the available borrowing capacity on a quarterly basis.  The Partnership incurs a commitment fee on the unused portion of the credit facility at a rate between 30.0 and 50.0 basis points based upon the ratio of Consolidated Senior Debt (as defined in the Partnership Credit Facility) to Consolidated EBITDA (as defined in the Partnership Credit Facility).  The term loan portion of the facility is paid in quarterly installments of 1% a year on the last business day of March, June, September and December with the remaining balance payable on December 29, 2010.  The revolver portion of the facility matures on December 29, 2010.  The Partnership’s Credit Facility also contains provisions requiring prepayments from certain Net Cash Proceeds (as defined in the Partnership Credit Facility) received from certain triggering sales that have not been reinvested within one hundred eighty days, Equity Offerings (as defined in the Partnership Credit Facility) and loan proceeds in excess of $15.0 million from a Senior Debt Offering.  In addition, commencing with the fiscal year ending December 31, 2006, and annually thereafter within ninety days of each fiscal year end, the Partnership is required to make a mandatory prepayment equal to fifty percent of Excess Cash Flow.  Excess Cash Flow means quarterly, the amount, not less than zero, equal to consolidated cash flow from operations for such quarter, minus the sum of (i) capital expenditures for such quarter, (ii) principal and interest payments on indebtedness actually made during such quarter and (iii) the Partnership’s distributions made during such quarter.

Text of Agreements.  The full text of the fifth amended and restated credit agreement is furnished as Exhibit 10.2 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

ITEM 9.01. Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1

Third Amendment to Credit Agreement entered into as of December 30, 2005 among MarkWest Hydrocarbon, Inc., as the Borrower, Royal Bank of Canada, as Administrative Agent, the undersigned L/C Issuers and Lenders.

99.2

Fifth amended and restated credit agreement dated as of December 29, 2005, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, N.A., as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, and Wachovia Bank, National Association, as Documentation Agent, RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $615,000,000 Senior Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC
(Registrant)

Date: January 5, 2006	By:	/s/ JAMES G. IVEY
James G. Ivey Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Third Amendment to Credit Agreement entered into as of December 30, 2005 among MarkWest Hydrocarbon, Inc., as the Borrower, Royal Bank of Canada, as Administrative Agent, the undersigned L/C Issuers and Lenders.

99.2

Fifth amended and restated credit agreement dated as of December 29, 2005, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, N.A., as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, and Wachovia Bank, National Association, as Documentation Agent, RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $615,000,000 Senior Credit Facility.